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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-8098

Strong Asia Pacific Fund, Inc.,

on behalf of Strong Asia Pacific Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

ANNUAL REPORT    |    December 31, 2003

Strong

International Equity

Funds

Strong Asia Pacific Fund

Strong Overseas Fund

ANNUAL REPORT    |    December 31, 2003

Strong

International Equity

Funds

A Few Words From Dick Weiss

Market Update — January 1, 2003, to December 31, 2003

One of the great strengths of Strong Capital Management, Inc. (“Strong”), is the autonomy of its different investment teams. Unlike so many institutions where a single investment philosophy predominates and stock selection is done by committee, Strong is comprised of highly independent investment teams with individual philosophies and practices.

This independence notwithstanding, the investment teams share a common objective — adding value for shareholders.

Despite the turmoil surrounding the mutual fund industry and our firm during the last quarter of 2003, Strong’s investment teams performed admirably. According to Lipper, 74 percent of the Strong Funds beat their respective peer indices since their inception.*

Indeed, 2003 turned out to be a better year than anticipated by the investment world. In October of 2002, the market bottomed, and then began a steady advance upward into 2003. Troubled by the prospect of military conflict with Iraq, the market turned down in January and bottomed again in March. Once the outcome in Iraq

Economic Growth Rebounded in 2003

*	Results are based on total returns. 110 of 149 funds, including separate share classes, outperformed their Lipper Peer Indices since the funds’ inception through 12-31-03. Investment values fluctuate. Results will vary for other time periods. Does not include effect of any loads (as applicable).

became clear, the market anticipated the major business recovery that materialized in the third and fourth quarters, and resumed its forward march. The S&P 500 Index, Dow Jones Industrial Average, and Nasdaq moved up smartly for the remainder of the year.

It was, in effect, a rising tide that lifted many boats. Stocks that had been especially battered by the three-year bear market — either because the market assumed their business models were broken or because they had been pushed to the edge of bankruptcy — enjoyed dramatic recoveries. Once it became clear that the economy had bottomed, many of the most downtrodden stocks rebounded like coiled springs and rose appreciably in the second half of 2003. This is a phenomenon that has typically occurred after tough bear markets and has generally lasted around 6-8 months. I believe we are approaching the end of this phase.

In some instances, I believe going against conventional wisdom in 2004 will spell the difference between average and exceptional performance. For example:

•	Popular opinion has it that manufacturing — a sector which has suffered for roughly 30 years — will continue to falter in 2004. I disagree. It appears that 2004 may shape up to be the first synchronized global economic recovery in years. That, combined with a weak dollar, should make U.S. manufacturing goods increasingly competitive around the world and bolster the sector’s overall results.

•	The energy sector, which significantly underperformed in 2003, looks promising as well. While it participated in the fourth quarter rally, it lagged for the year and was nearing an all-time low, as a percentage of the S&P 500 Index. Energy prices were stronger than most observers expected in 2003. Given the likely increase in demand as the global economy expands, energy prices should remain at the upper end of their normal trading range. This scenario would allow individual energy stocks to play catch-up.

Here at home, the U.S. economy shows unmistakable signs of strengthening. Job growth is gaining momentum. Consumer confidence quite clearly is on the rise. All in all, it’s an encouraging combination.

If you accept the premise that there will be a wider divergence of performance this year, diversification becomes essential. It’s going to be harder to make money in 2004 than it was in 2003. But in a market environment where a rising tide will not lift all issues indiscriminately, diversified mutual funds can be a sound and sensible investment option.

Consumer Confidence Increased in 2003

Thank you for investing with Strong.

Richard T. Weiss

Vice Chairman

Strong Financial Corporation

Strong Asia Pacific Fund

The Fund finished the year ended December 31, 2003, with a very strong return, gaining 60.25% for the period. This placed the Fund well ahead of its broad-based benchmark, the MSCI AP Index, which returned 47.67% for the year. It also strongly outpaced its Lipper peer group as measured by the Lipper Pacific Region Funds Index, which returned 41.27%.

After being sidelined temporarily by the terrorism threat, war, and the SARS epidemic, Asia’s economic recovery got back on track in a major way during 2003. With consumer confidence rising, exports growing, currencies strengthening, and Asian economies growing by an average annual rate of 4%, Asian countries enjoyed substantial stock market gains.

Success outside the mainstream

A key element of our investment process is seeking out lesser-known, overlooked, misunderstood, or simply fresh names that most market participants have not yet looked at or revisited. This approach can often mean looking at smaller companies, though we in fact own companies across the capitalization spectrum. Sometimes the largest stocks in the index can be the most often ignored or misunderstood.

We rely on a wide array of research and analyst input, but our approach also incorporates two less common methods. One of these is making use of a number of local sources gathered over many years of living and investing in Asia. These range from investment banks and brokers to journalists, businessmen, and politicians. The other less usual method is holding personal meetings with the management of hundreds, if not thousands, of companies over the years on dozens of fact-finding visits throughout the region. We try to escape the run-of-the-mill flow of investment ideas out of Wall Street, and instead seek to take advantage of newer, more diverse opportunities.

In 2003, our investment process led us to make a number of decisions that played significant roles in our outperformance relative to the benchmark. Our choices of individual markets to emphasize within the Asia Pacific region constitute one example. Particularly helpful were our overweightings (relative to our benchmark index) in Thailand, which was up more than 120% for the year, and Indonesia, which gained more than 60%. Being underweighted relative to our index in Korea and Taiwan was also helpful; both of these countries posted returns of more than 30%. While attractive on an absolute level, those returns lagged behind the broader region.

Many sectors played a role

Our exposure to a variety of market sectors and industries also made a positive contribution to performance. The Fund benefited over the year from our investment in natural resources and metals companies. Among the stocks our research identified in this area are Jubilee Mines, Ivanhoe Mines, Alumina Ltd., and Sino-Forest. Shipping and transport stocks also helped performance, including such holdings as Hainan Meilan Airport, Korea Line, Malaysian Bulk Carriers, Noble Group, Evergreen Marine, and Eva Airways.

We raised our weighting in technology stocks at an opportune time, but we are still somewhat underexposed in that area relative to our index. This positioning was also to the benefit of the Fund, as markets that are light on technology companies, such as Thailand and Indonesia, hugely outperformed countries that are heavily laden with technology stocks, including Korea and Taiwan.

Finally, our focus on more domestic-oriented companies — that is, those that focus more on serving their home country rather than exporting to others — paid off in 2003. The period saw significant weakness in the U.S. dollar and strength in local currencies. The situation proved more challenging for export-related Asian countries, but the overall strength of Asian currencies helped to augment positive returns to U.S. dollar-based investors.

Asian prospects appear strong

Given the inherent volatility of all markets, particularly emerging ones, we are not so rash as to make specific forecasts for the coming year. Clearly there is an outside possibility that some of the previous negative forces, such as terrorism or SARS, could return. Barring such circumstances, though, we do believe that the fundamental drivers behind Asia’s strong performance in 2003 are still in place.

Thank you for your investment in the Strong Asia Pacific Fund.

Anthony L.T. Cragg

Portfolio Manager

Fund Highlights

Your Fund’s Approach

The Fund invests in stocks from companies located in Asia or the Pacific Basin (excluding the U.S.). The Fund’s manager looks for companies with potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	60.25%
5-year	9.83%
10-year	0.91%
Since Fund Inception (12-31-93)	0.91%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-31-93 to 12-31-03

[

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International AC Asia Pacific Free ex Japan Index (“MSCI AP”) and the Lipper Pacific Region Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund has a redemption fee of 1.00% against shares that are held fewer than 30 calendar days. n From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

*	The MSCI AC (All Country) Asia Pacific Free ex Japan Index (“MSCI AP”) IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Asia Pacific region, excluding Japan. The Lipper Pacific Region Funds Index is the average of the 30 largest funds in the Lipper Pacific Region Funds Category. These funds concentrate investments in equity securities with primary trading markets or operations concentrated in the western pacific basin region or single country within this region. Source of the MSCI AP index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Overseas Fund

The Strong Overseas Fund rose 32.16% for the year ended December 31, 2003. While a solid return for the year, the Fund’s performance lagged the total return of its international benchmark, the MSCI EAFE Index, which gained 38.59% for the year.

Most major currencies were strong compared with the U.S. dollar, a situation that benefits U.S. investors in foreign stocks. For example, the yen rose by 10% against the dollar, the British pound climbed 11%, and the euro rose 20%. The Fund was, however, also exposed to other currencies, including the Hong Kong dollar, Korean won, and Mexican peso, that held steady or lost value against the dollar. The negative impact of these currencies offset some of the benefits of the stronger currencies in the portfolio.

Solid gains around the world

As the global economic recovery gained momentum through the year, all major international equity markets and global sectors enjoyed double-digit gains in U.S. dollar terms. Performance was best in emerging markets, where falling interest rates, attractive share prices, and accelerating growth prospects sparked investor sentiment. The Fund’s investments in Brazil and Mexico were particular beneficiaries of this trend. Asian markets also posted strong returns, especially in the second half of the year.

European markets had less dramatic performance in local currency terms, reflecting the struggling nature of that region’s economy. Germany was a notable exception in Europe. We increased our investment in Germany during the year, emphasizing companies poised for a significant earnings recovery in spite of the strong euro.

In 2003, the stocks that experienced the greatest returns around the world and across economic sectors were small-capitalization stocks and low-quality stocks sharing such traits as highly leveraged balance sheets, a history of poor acquisition strategies, and volatile earnings results. Our investment discipline, in contrast, emphasizes higher-quality, large-capitalization companies, limiting our participation in the rally. The Fund did benefit from some high-quality, smaller-capitalization holdings, such as Puma of Germany, that did very well for the year. That said, we retained the Fund’s emphasis on large-cap stocks as part of a long-standing investment process.

Differences were at times dramatic

The difference in relative performance of small- vs. large-capitalization stocks was striking around the world. For example, the MSCI Europe Small Cap Index rose 35% in the year, while the MSCI Europe Index climbed just 17% (based in local currencies). A similar relationship existed in Asia.

The performance gap between low- and high-quality stocks was also notable and had impact on the Fund’s relative performance. Eye-popping increases were experienced by some of the world’s most troubled financial, technology, and industrial stocks. Nevertheless, we remained true to our discipline, favoring instead companies that fit such key investment criteria as solid balance sheets, consistent earnings growth, proven business development strategies, and attractive relative valuations. Although this focus on quality hurt performance this past year, we believe it has long-term value in identifying stocks that can survive and prosper in the face of global challenges.

Our investment process did produce some bright spots for the Fund. We identified rising materials prices as a key new trend early in the year, and thus chose to emphasize that sector within the portfolio. The Fund’s performance benefited, as commodity prices rose on the back of the weaker dollar, reduced production capacity, and renewed demand, especially from China. Three Fund holdings from the sector — Anglo American, Gold Fields, and BHP — clearly benefited from improved pricing for their products. One of the Fund’s top-returning stocks for the year, Brazil’s Companhia Vale do Rio Doce, was also from this sector. It had the added benefit of very low production costs following the devaluation of its home country’s currency in January 1999.

Keeping our focus on high quality

Major issues facing global stock markets in 2004 include questions about the durability of the current global economic recovery, the negative effects of a weak U.S. dollar, the potential for rising interest rates across regions, and the ability of China’s expansion to serve as an engine of growth for the world economy and not just the Asian region.

In this environment, we believe investors will once again turn to the large-capitalization, high-quality stocks this Fund favors. It appears the past year’s underperformance for such companies has created an attractive opportunity to own them — along with their strong prospects — at attractive prices that greatly reduce their risk.

Thank you for your investment in the Strong Overseas Fund.

Stacey Ho Portfolio Co-Manager	Katherine Schapiro Portfolio Co-Manager

Fund Highlights

Your Fund’s Approach

The Fund invests in stocks of companies located in ten or more foreign countries, which may include stocks from emerging markets. The managers apply a multidimensional strategy comprised of three parts that continually interact: trend identification, stock selection, and risk management.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	32.16%
3-year	-5.09%
5-year	2.23%
Since Inception (6-30-98)	2.86%

Institutional Class[1]
1-year	32.77%
3-year	-4.94%
5-year	2.32%
Since Inception (6-30-98)	2.95%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 6-30-98 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund has a redemption fee of 1.00% against shares that are held fewer than 30 calendar days.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	The performance of the Institutional Class shares prior to December 31, 2002, is based on the Fund’s Investor Class shares’ performance. Please contact a prospectus for information about all share classes.

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

*	The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Lipper International Funds Index is the average of the 30 largest funds in the Lipper International Funds Category. These funds invest assets in securities with primary trading markets outside of the United States. Source of the MSCI EAFE index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES	December 31, 2003

STRONG ASIA PACIFIC FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.3%
Australia 10.0%
Jubilee Mines NL	390,000	$1,340,159
Kingsgate Consolidated, Ltd.	680,000	1,967,035
Metal Storm, Ltd. (b)	2,500,000	834,393
Minara Resources, Ltd. (b)	453,334	1,012,225
Portman, Ltd.	1,010,000	1,093,418
STW Communications Group, Ltd.	550,000	1,343,873
Alumina, Ltd.	350,000	1,731,703

		9,322,806
Bermuda 4.4%
Jardine Strategic Holdings, Ltd.	100,000	410,000
Midland Realty (Holdings), Ltd.	6,650,000	1,820,310
Noble Group, Ltd.	1,000,000	1,893,192

		4,123,502
Canada 1.4%
Sino-Forest Corporation Class A (b)	325,000	1,293,782
China 0.5%
The China Heartland Fund, Ltd. (b) (f)	10,754	96,033
Hainan Meilan Airport Company, Ltd.	550,000	382,579

		478,612
Hong Kong 7.9%
China Insurance International Holdings Company, Ltd.	2,224,000	1,131,610
Guangdong Investment, Ltd. (b)	5,700,000	1,145,419
Guoco Group, Ltd.	200,000	1,472,299
The Hongkong and Shanghai Hotels, Ltd.	3,255,000	1,897,792
Kowloon Development Company, Ltd.	2,263,000	1,781,741

		7,428,861
India 5.0%
Gail India, Ltd.	130,000	746,205
Hindalco Industries, Ltd. (b)	75,000	2,316,790
India Capital Fund PCC (Acquired 6/12/97 - 1/30/00; cost $447,154) (b) (c) (f)	30,792	577,658
ITC, Ltd. (b)	45,000	971,809

		4,612,462
Indonesia 2.4%
Astra Agro Lestari Tbk PT	6,500,000	1,329,972
Bank Rakyat Indonesia PT (b)	6,000,000	891,795

		2,221,767
Japan 22.6%
Dentsu, Inc.	320	1,614,604
Jafco Company, Ltd.	26,000	2,063,746
Japan Securities Finance Company, Ltd.	325,000	1,706,741
Mitsubishi Corporation	138,000	1,468,585
Mitsubishi Heavy Industries, Ltd.	795,000	2,212,238
Mitsubishi Tokyo Financial Group, Inc.	280	2,179,566
Nippon Yusen Kabushiki Kaisha	380,000	1,724,645
Nomura Holdings, Inc.	85,000	1,439,987
Sumitomo Realty & Development Company, Ltd.	245,000	2,176,684
Sumitomo Rubber Industries, Ltd.	195,000	1,060,642
Takeda Chemical Industries, Ltd.	33,000	1,310,402
Toyota Motor Corporation	35,000	1,195,120
Wowow, Inc. (b)	780	884,286

		21,037,246
Malaysia 8.6%
Asas Dunia BHD	6,000,000	1,515,989
Berjaya Sports Toto BHD	1,278,000	1,365,017
Cahya Mata Sarawak BHD (f)	1,296,000	677,985
Eastern and Oriental BHD	3,750,000	1,174,497
Landmarks BHD	7,250,000	$1,202,132
Malaysian Bulk Carriers BHD (b)	2,000,000	963,285
YTL Corporation BHD	945,000	1,075,233

		7,974,138
Papua New Guinea 1.0%
Lihir Gold, Ltd.	815,000	887,462
Singapore 17.2%
The Ascott Group, Ltd.	4,334,000	1,072,368
Cerebos Pacific, Ltd.	700,000	1,381,926
Goodpack, Ltd.	4,000,000	1,920,132
Kim Eng Holdings, Ltd.	3,720,000	2,636,355
Overseas Union Enterprise, Ltd.	380,000	1,559,285
Parkway Holdings, Ltd.	2,050,000	1,177,776
San Teh, Ltd.	1,497,000	392,370
SIA Engineering Company, Ltd.	2,020,000	2,243,548
Singapore Exchange, Ltd.	1,200,000	1,194,487
Singapore Press Holdings, Ltd.	122,000	1,359,525
Singapore Telecommunications, Ltd.	900,000	1,040,562

		15,978,334
South Korea 3.0%
Entergisul Company, Ltd. (b)	51,218	917,369
Samsung Corporation (b)	104,000	861,330
Samsung Securities Company, Ltd.	50,000	1,067,072

		2,845,771
Taiwan 4.6%
Evergreen Marine Corporation	2,000,000	1,744,769
Tycoons Group Enterprise Company, Ltd. (b)	5,000,000	1,569,408
Yuanta Core Pacific Securities Co.	1,600,000	958,010

		4,272,187
Thailand 5.5%
Major Cineplex Group PCL	3,575,000	1,444,992
Royal Garden Resort PCL	4,000,000	1,778,451
Sansiri PCL (b)	4,000,000	1,172,331
Thai Airways International PCL	600,000	693,445

		5,089,219
United Kingdom 2.2%
Guinness Peat Group PLC	1,126,148	1,380,447
Vedanta Resources PLC (b)	100,000	657,101

		2,037,548

Total Common Stocks (Cost $ 80,954,782)		89,603,697

Warrants 0.2%
Japan 0.0%
Sony Corporation, Expire 7/16/04 (f)	3,400	22,950
Thailand 0.2%
Major Cineplex, Expire 11/28/06 (f)	893,750	138,854

Total Warrants (Cost $ 311,100 )		161,804

Short-Term Investments (a) 3.5%
Cayman Islands
ING Bank N.V. Cayman Islands Time Deposit	$3,300,000	3,300,000
U.S. Cayman Eurodollar Call Deposit	4,742	4,742

Total Short-Term Investments (Cost $ 3,304,742)		3,304,742

Total Investments in Securities (Cost $ 84,570,624 )100.0%		93,070,243
Other Assets and Liabilities, Net (0.0%)		(28,949)

Net Assets 100.0%		$93,041,294

STRONG OVERSEAS FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.4%
Australia 1.7%
BHP Billiton, Ltd.	253,222	$2,299,851
BHP Steel, Ltd.	78,691	331,388

		2,631,239
Belgium 0.9%
Fortis	71,000	1,427,989
Bermuda 0.6%
Jardine Matheson Holdings, Ltd.	99,800	908,180
Brazil 1.5%
Companhia Vale do Rio Doce Sponsored ADR	39,700	2,322,450
Canada 3.1%
Bank of Nova Scotia	31,200	1,583,829
Encana Corporation	81,155	3,193,107

		4,776,936
Denmark 0.2%
Danske Bank A/S	17,000	398,520
Finland 0.9%
UPM-Kymmene Oyj	76,600	1,460,646
France 11.7%
Accor SA	42,500	1,920,656
Altran Technologies SA (b)	152,811	1,972,845
Aventis SA	28,800	1,903,632
BNP Paribas SA	30,000	1,890,012
Essilor International SA	42,050	2,168,165
Groupe Danone	20,640	3,354,584
L’Oreal SA	39,725	3,253,228
Total SA	9,900	1,831,357

		18,294,479
Germany 7.5%
Adidas-Salomon AG	3,900	443,316
DaimlerChrysler AG	39,100	1,807,084
Deutsche Bank AG	22,500	1,847,512
E.On AG	30,100	1,960,036
Puma AG	11,300	1,996,001
Schering AG	28,500	1,444,004
Siemens AG	27,700	2,203,583

		11,701,536
Hong Kong 2.9%
Hutchison Whampoa, Ltd.	315,000	2,324,607
Swire Pacific, Ltd. A Shares	370,500	2,290,870

		4,615,477
Ireland 2.5%
Bank of Ireland	177,400	2,414,315
Connemara Green Marble Quarries PLC (Acquired 11/21/96-6/20/97; cost $635,000) (b) (c) (d) (f)	254,000	—
Ryanair Holdings PLC ADR (b)	30,200	1,529,328

		3,943,643
Italy 4.5%
Credito Italiano SA	313,400	1,689,207
ENI Spa	187,200	3,537,086
Telecom Italia Spa (b)	627,099	1,853,303

		7,079,596
Japan 17.5%
Canon, Inc.	70,200	$3,332,709
Disco Corporation	27,400	1,558,474
East Japan Railway Company	318	1,495,948
Hankyu Department Stores, Inc.	161,000	1,082,678
Hitachi, Ltd.	409,000	2,445,554
House Foods Corporation	120,600	1,363,957
Komatsu, Ltd.	527,000	3,341,967
Lawson, Inc.	44,900	1,539,218
Mitsubishi Heavy Industries, Ltd.	536,300	1,492,356
Nintendo Company, Ltd.	16,300	1,518,900
Nippon Telegraph & Telephone Corporation	435	2,118,192
The Daimaru, Inc.	173,000	965,855
Tokyo Gas Company, Ltd.	629,600	2,240,402
Toyota Motor Corporation	81,850	2,794,874

		27,291,084
Mexico 1.9%
America Movil SA de CV	919,000	1,268,548
Wal-Mart de Mexico SA de CV	570,500	1,631,528

		2,900,076
Netherlands 5.3%
ING Groep NV	112,000	2,613,423
Koninklijke Philips Electronics NV Sponsored ADR - New York Registry Shares	63,700	1,853,033
Royal Dutch Petroleum Company - New York Shares	35,000	1,833,650
STMicroelectronics NV	63,000	1,705,652
STMicroelectronics NV - New York Registry Shares	8,500	229,585

		8,235,343
Singapore 3.4%
DBS Group Holdings, Ltd.	280,800	2,432,804
Flextronics International, Ltd. (b)	137,000	2,033,080
Singapore Technologies Engineering, Ltd.	650,000	782,199

		5,248,083
South Africa 1.5%
Gold Fields, Ltd. Sponsored ADR	164,400	2,291,736
South Korea 1.8%
KT Corporation Sponsored ADR	52,500	1,001,175
Samsung Electronics	4,805	1,817,872

		2,819,047
Spain 2.6%
Banco Santander Central Hispano SA (b)	171,100	2,032,729
Telefonica SA Sponsored ADR	44,907	1,984,440

		4,017,169
Sweden 3.4%
Autoliv, Inc.	94,400	3,585,618
Sandvik AB	49,800	1,717,996

		5,303,614
Switzerland 5.2%
Nestle SA	9,640	2,400,890
Novartis AG Sponsored ADR	52,320	2,400,965
UBS AG Registered	25,950	1,771,258
Zurich Financial Services AG (b)	11,000	1,585,807

		8,158,920

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG OVERSEAS FUND (continued)

	Shares or Principal Amount	Value (Note 2)
United Kingdom 18.8%
Anglo American PLC	189,400	$4,107,182
Boots Group PLC	97,240	1,201,344
BP PLC Sponsored ADR	39,800	1,964,130
Diageo PLC	177,100	2,323,274
Exel PLC	90,400	1,192,387
GlaxoSmithKline PLC Sponsored ADR	37,800	1,762,236
HSBC Holdings PLC	50,000	785,338
HSBC Holdings PLC (Hong Kong Regulated)	113,400	1,787,363
Lloyds TSB Group PLC	193,300	1,549,233
Reed Elsevier PLC	188,000	1,567,536
Royal Bank of Scotland PLC	89,800	2,644,576
Tesco PLC	775,400	3,568,689
United Utilities PLC	131,000	1,159,042
Vodafone Group PLC	1,516,000	3,757,203

		29,369,533

Total Common Stocks (Cost $121,663,788)		155,195,296

Short-Term Investments (a) 0.5%
Repurchase Agreements
United States
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $819,334); Collateralized by United States Government & Agency Issues (e)	$819,300	819,300

Total Short-Term Investments (Cost $819,300)		819,300

Total Investments in Securities (Cost $122,483,088) 99.9%		156,014,596
Other Assets and Liabilities, Net 0.1%		114,050

Net Assets 100.0%		$156,128,646

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year.
(b)	Non-income producing security.
(c)	Restricted security.
(d)	Affiliated Issuer (See Note 9 of Notes to Financial Statements.)
(e)	See Note 2(J) of Notes to Financial Statements.
(f)	Illiquid security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003

(In Thousands, Except Per Share Amounts)

Strong Asia Pacific Fund
Assets:
Investments in Securities, at Value (Cost of $84,571)	$93,070
Receivable for Fund Shares Sold	247
Dividends and Interest Receivable	75
Other Assets	44

Total Assets	93,436

Liabilities:
Payable for Fund Shares Redeemed	338
Accrued Operating Expenses and Other Liabilities	57

Total Liabilities	395

Net Assets	$93,041

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$87,412
Undistributed Net Investment Income (Loss)	355
Undistributed Net Realized Gain (Loss)	(3,226)
Net Unrealized Appreciation/Depreciation	8,500

Net Assets	$93,041

Capital Shares Outstanding (Unlimited Number Authorized)	10,365

Net Asset Value Per Share	$8.98

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

(In Thousands, Except as Noted)

Strong Overseas Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $121,848)	$156,015
Affiliated Issuers (Cost of $635)	—
Receivable for Fund Shares Sold	6
Dividends and Interest Receivable	267
Other Assets	36

Total Assets	156,324

Liabilities:
Payable for Fund Shares Redeemed	80
Accrued Operating Expenses and Other Liabilities	115

Total Liabilities	195

Net Assets	$156,129

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$170,245
Undistributed Net Investment Income (Loss)	32
Undistributed Net Realized Gain (Loss)	(47,691)
Net Unrealized Appreciation/Depreciation	33,543

Net Assets	$156,129

Investor Class ($ and shares in full)
Net Assets	$155,971,641
Capital Shares Outstanding (Unlimited Number Authorized)	13,673,148

Net Asset Value Per Share	$11.41

Institutional Class ($ and shares in full)
Net Assets	$157,005
Capital Shares Outstanding (Unlimited Number Authorized)	13,757

Net Asset Value Per Share	$11.41

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

(In Thousands)

Strong Asia Pacific Fund
Income:
Dividends (net of foreign withholding taxes of $155)	$1,288
Interest	58

Total Income	1,346

Expenses:
Investment Advisory Fees	453
Administrative Fees	181
Custodian Fees	164
Shareholder Servicing Costs	270
Other	125

Total Expenses before Expense Offsets	1,193
Expense Offsets (Note 4)	(166)

Expenses, Net	1,027

Net Investment Income (Loss)	319

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	15,818
Forward Foreign Currency Contracts	(216)
Foreign Currencies	81

Net Realized Gain (Loss)	15,683
Net Change in Unrealized Appreciation/Depreciation on:
Investments	12,207
Forward Foreign Currency Contracts	244

Net Change in Unrealized Appreciation/Depreciation	12,451

Net Gain (Loss) on Investments	28,134

Net Increase (Decrease) in Net Assets Resulting from Operations	$28,453

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2003

(In Thousands)

Strong Overseas Fund
Income:
Dividends (net of foreign withholding taxes of $321)	$2,808
Interest	138

Total Income	2,946

Expenses (Note 4):
Investment Advisory Fees	981
Administrative Fees	393
Custodian Fees	55
Shareholder Servicing Costs	888
Reports to Shareholders	142
Transfer Agency Banking Charges	8
Other	86

Total Expenses before Expense Offsets	2,553
Expense Offsets	(620)

Expenses, Net	1,933

Net Investment Income (Loss)	1,013

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(3,349)
Foreign Currencies	37

Net Realized Gain (Loss)	(3,312)
Net Change in Unrealized Appreciation/Depreciation on:
Investments	45,363
Foreign Currencies	8

Net Change in Unrealized Appreciation/Depreciation	45,371

Net Gain (Loss) on Investments	42,059

Net Increase (Decrease) in Net Assets Resulting from Operations	$43,072

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Asia Pacific Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$319	($273)
Net Realized Gain (Loss)	15,683	(3,429)
Net Change in Unrealized Appreciation/Depreciation	12,451	(3,187)

Net Increase (Decrease) in Net Assets Resulting from Operations	28,453	(6,889)
Distributions from Net Investment Income	(917)	(398)
Capital Share Transactions:
Proceeds from Shares Sold	158,243	316,163
Proceeds from Reinvestment of Distributions	830	382
Proceeds from Redemption Fees	267	139
Payment for Shares Redeemed	(151,293)	(290,085)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	8,047	26,599

Total Increase (Decrease) in Net Assets	35,583	19,312
Net Assets:
Beginning of Year	57,458	38,146

End of Year	$93,041	$57,458

Undistributed Net Investment Income (Loss)	$355	$242
Transactions in Shares of the Fund:
Sold	21,777	47,853
Issued in Reinvestment of Distributions	94	68
Redeemed	(21,653)	(43,946)

Net Increase (Decrease) in Shares of the Fund	218	3,975

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Overseas Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$1,013	$(65)
Net Realized Gain (Loss)	(3,312)	(6,818)
Net Change in Unrealized Appreciation/Depreciation	45,371	(1,908)

Net Increase (Decrease) in Net Assets Resulting from Operations	43,072	(8,791)
Distributions:
From Net Investment Income:
Investor Class	(1,016)	—
Institutional Class	(2)	—

Total Distributions	(1,018)	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	29,824	67,788

Total Increase (Decrease) in Net Assets	71,878	58,997
Net Assets:
Beginning of Period	84,251	25,254

End of Period	$156,129	$84,251

Undistributed Net Investment Income (Loss)	$32	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG ASIA PACIFIC FUND

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)		Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$5.66	$6.18		$7.13	$7.79		$9.62	$5.43
Income From Investment Operations:
Net Investment Income (Loss)	0.03	(0.00	)(c)	(0.06)	(0.00	)(c)	(0.19)	0.05
Net Realized and Unrealized Gains (Losses) on Investments	3.38 (d)	(0.48)		(0.83)	(0.30)		(1.24)	4.14

Total from Investment Operations	3.41	(0.48)		(0.89)	(0.30)		(1.43)	4.19
Less Distributions:
From Net Investment Income	(0.09)	(0.04)		(0.06)	(0.36)		(0.40)	—

Total Distributions	(0.09)	(0.04)		(0.06)	(0.36)		(0.40)	—

Net Asset Value, End of Period	$8.98	$5.66		$6.18	$7.13		$7.79	$9.62

Ratios and Supplemental Data
Total Return	+60.3%	–7.8%		–12.5%	–3.8%		–16.2%	+77.2%
Net Assets, End of Period (In Millions)	$93	$57		$38	$56		$57	$103
Ratio of Expenses to Average Net Assets before Expense Offsets	2.0%	2.3%		2.4%	2.0	%*	1.7%	2.0%
Ratio of Expenses to Average Net Assets	1.7%	2.0%		2.0%	2.0	%*	1.7%	1.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.5%	(0.4)%		(0.2)%	(0.3	)%*	(0.3)%	0.2%
Portfolio Turnover Rate	285.9%	158.9%		165.5%	22.9%		181.5%	206.1%

STRONG OVERSEAS FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.69	$10.86	$13.66	$15.17	$14.37	$8.20
Income From Investment Operations:
Net Investment Income (Loss)	0.07 (e)	(0.01)	0.01	(0.03)	(0.04)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	2.72 (f)	(2.16)	(2.63)	(1.48)	0.84	6.25

Total from Investment Operations	2.79	(2.17)	(2.62)	(1.51)	0.80	6.17
Less Distributions:
From Net Investment Income	(0.07)	—	(0.18)	—	—	—

Total Distributions	(0.07)	—	(0.18)	—	—	—

Net Asset Value, End of Period	$11.41	$8.69	$10.86	$13.66	$15.17	$14.37

Ratios and Supplemental Data
Total Return	+32.2%	–20.0%	–19.2%	–10.0%	+5.6%	+75.2%
Net Assets, End of Period (In Millions)	$156	$84	$25	$41	$45	$7
Ratio of Expenses to Average Net Assets before Expense Offsets	1.9%	2.1%	2.5%	1.9%*	1.8%	2.0%
Ratio of Expenses to Average Net Assets	1.5%	1.8%	1.9%	1.9%*	1.7%	2.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.8%	(0.1)%	0.1%	(1.3)%*	(0.3)%	(0.9)%
Portfolio Turnover Rate(g)	40.7%	45.9%	169.2%	12.8%	116.6%	106.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Amount calculated is less than $0.005 or 0.05%.
(d)	Includes $0.03 in redemption fees (Note 2Q).
(e)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(f)	Includes $0.01 in redemption fees (Note 2Q).
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG OVERSEAS FUND — INSTITUTIONAL CLASS

Year Ended
Dec. 31, 2003
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.69
Income From Investment Operations:
Net Investment Income (Loss)	0.11 (b)
Net Realized and Unrealized Gains (Losses) on Investments	2.74

Total from Investment Operations	2.85
Less Distributions:
From Net Investment Income	(0.13)

Total Distributions	(0.13)

Net Asset Value, End of Period	$11.41

Ratios and Supplemental Data
Total Return	+32.8%
Net Assets, End of Period (In Millions)	$0 (c)
Ratio of Expenses to Average Net Assets before Expense Offsets	7.6%
Ratio of Expenses to Average Net Assets	0.9%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.2%
Portfolio Turnover Rate(d)	40.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(c)	Amount is less than $500,000.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

1.	Organization

The accompanying financial statements represent the following Strong International Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Asia Pacific Fund (a series fund of Strong Asia Pacific Fund, Inc.)

•	Strong Overseas Fund (a series fund of Strong International Equity Funds, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Asia Pacific Fund offers Investor Class shares. Strong Overseas Fund offers Investor Class and Institutional Class shares. All classes of shares differ principally in their respective administration, transfer agent and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public and Institutional Class shares are available to investors that meet certain higher initial investment minimums.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day based on the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day based on the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued based on the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at December 31, 2003, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Asia Pacific Fund	$447,154	$577,658	0.6%
Strong Overseas Fund	$635,000	—	0.0%

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition and characterization of income, and expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities’ prices, foreign currencies or interest rates. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets and indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets and indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

(E)	Futures — Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F)	Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each fund designates liquid securities as collateral on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position of the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position of the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (“Strong” or the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Fund’s custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Fund’s custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently acquired by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income.

The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations and/or bank obligations. At December 31, 2003, the Funds had no securities on loan.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

(Q)	Redemption Fees — All share classes of Strong Asia Pacific Fund and Strong Overseas Fund held for less than 30 calendar days are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Prior to December 27, 2003, shares held for less than 15 calendar days were subject to the redemption fee. Redemption fees are paid directly to the Funds. The amount collected for the year is included in Capital Stock reported in the Statement(s) of Assets and Liabilities and in Note 8.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and, until December 2, 2003, certain directors of the Funds are or were affiliated with the Advisor and the Administrator. Investment advisory fees, which are established by terms of the advisory agreement, are based on an annualized rate of 0.75%. The Investment Advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above. Administration fees, which are established by terms of the administration agreement, are based on an annualized rate of 0.30% for Investor Class shares of Strong Asia Pacific Fund and Strong Overseas Fund, and 0.02% for Strong Overseas Fund — Institutional Class shares.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for Strong Asia Pacific Fund and Strong Overseas Fund Investor Class until May 1, 2004 to keep Total Annual Operating Expenses at no more than 2.00% and 1.50%, respectively. Transfer agent and related service fees for Investor Class shares are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agency fees and related services for the Institutional Class shares are paid at an annual rate of 0.015% of the average daily net assets of the class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2003 is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Dec. 31, 2003	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ Fees
Strong Asia Pacific Fund	$24,598	$271,261	$1,566	$1,732
Strong Overseas Fund	79,448	889,734	7,640	1,716

4.	Expenses and Expense Offsets

For the year ended December 31, 2003, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	Other
Strong Overseas Fund
Investor Class	$392,635	$887,934	$133,321	$9,419
Institutional Class	24	20	8,016	—

For the year ended December 31, 2003, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Asia Pacific Fund	$(134,970)	$—	$(31,529)	$—
Strong Overseas Fund
Investor Class	(574,064)	—	—	—
Institutional Class	(7,920)	—	—	—
Fund Level	(9,435)	—	(28,380)	(43)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Funds’ registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Strong Overseas Fund had no borrowings under the LOC during the year ended December 31, 2003. During the year ended December 31, 2003, the Strong Asia Pacific Fund had an outstanding average daily balance of $183,836, under the LOC. The maximum amount outstanding during the year was $8,400,000. Interest expense for the Strong Asia Pacific Fund under the LOC amounted to $3,072 for the year ended December 31, 2003. At December 31, 2003, there were no borrowings by the Funds outstanding under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2003, are as follows:

	Purchases	Sales
Strong Asia Pacific Fund	$166,377,628	$156,175,809
Strong Overseas Fund	50,615,483	56,636,682

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of December 31,2003:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Asia Pacific Fund	$85,908,866	$9,898,782	$(2,737,405)	$7,161,377	$354,601	$—
Strong Overseas Fund	122,776,299	34,359,069	(1,120,772)	33,238,297	31,976	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended December 31, 2003 and 2002, capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2003 Income Tax Information				2002 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	NetCapital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Asia Pacific Fund	$916,899	$—	$1,887,688	$—	$398,153	$—
Strong Overseas Fund	1,017,836	—	47,398,354	—	—	—

For corporate shareholders in the Funds, no ordinary dividend income distributed for the year ended December 31, 2003 qualified for the dividends-received deduction (unaudited).

For shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 2003, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows (unaudited): Strong Asia Pacific Fund 49.0% and Strong Overseas Fund 100.0%.

Strong Asia Pacific Fund and Strong Overseas Fund utilized $14,008,367 and $0, respectively, of their capital loss carryovers during the year ended December 31, 2003.

Net capital loss carryovers of $3,273,314 for Strong Overseas Fund are scheduled to expire in 2004.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

8.	Capital Share Transactions

	Strong Overseas Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$50,474,466	$170,630,576
Transfer in from Merger (Note 10)	42,130,605	—
Proceeds from Reinvestment of Distributions	807,560	—
Proceeds from Redemption Fees	82,919	60,625
Payment for Shares Redeemed	(63,793,781)	(102,902,585)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	29,701,769	67,788,616

INSTITUTIONAL CLASS
Proceeds from Shares Sold	130,555	—
Proceeds from Reinvestment of Distributions	1,719	—
Proceeds from Redemption Fees	41	—
Payment for Shares Redeemed	(10,099)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	122,216	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$29,823,985	$67,788,616

Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	5,395,391	17,890,235
Transfer in from Merger (Note 10)	5,075,976	—
Issued in Reinvestment of Distributions	71,339	—
Redeemed	(6,562,498)	(10,522,367)

Net Increase (Decrease) in Shares	3,980,208	7,367,868

INSTITUTIONAL CLASS
Sold	14,674	—
Issued in Reinvestment of Distributions	152	—
Redeemed	(1,069)	—

Net Increase (Decrease) in Shares	13,757	—

9.	Investments in Affiliates

Affiliated issuers, as defined under 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended December 31, 2003 is as follows:

	Balance of Shares Held Jan. 1, 2003	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Dec. 31, 2003	Value Dec. 31, 2003	Investment Income Jan. 1, 2003 - Dec. 31, 2003	Realized Loss on Sales
Strong Asia Pacific Fund
Thai Airways International PCL*	850,000	600,000	(850,000)	600,000	$693,445	$13,642	—

Strong Overseas Fund
Connemara Green Marble Quarries PLC	254,000	—	—	254,000	—	—	—

*	This security was not an affiliate as of December 31, 2003.

10.	Acquisition Information

Effective March 28, 2003, Strong Overseas Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund. Strong Overseas Fund issued 5,075,976 Investor Class shares (valued at $42,130,605) for the outstanding shares of Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund on March 28, 2003. The aggregate net assets of Strong Overseas Fund, Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund immediately before the acquisition were $81,691,826, $1,831,037 and $40,299,568, respectively. The combined net assets of Strong Overseas Fund immediately after the acquisition were $123,822,431. The net assets of Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund included net unrealized depreciation on investments of $76,881 and $7,126,934, respectively. The net assets of Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund included accumulated net realized losses of $1,451,867 and $54,588,078, respectively. Subject to IRS regulations, Strong Overseas Fund may use $655,166 and $14,421,926, of capital loss carryovers from Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund, respectively. Strong Overseas Fund results of operations shown herein, do not include the results of operations for Strong Foreign MajorMarketsSM Fund or Strong International Stock Fund prior to March 28, 2003.

11.	Legal Proceedings

The United States Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Wisconsin Attorney General (“WAG”), and the Wisconsin Department of Financial Institutions (“WDFI”) are investigating active trading of the Strong Funds by employees of Strong, including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. Fund expenses related to the investigation are reimbursed by Strong. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received a subpoena from the West Virginia Attorney General (“WVAG”) requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Strong Funds’ Boards, as Chairman, Chief Investment Officer and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the “Complaint”), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, “Canary”), which alleges that Canary engaged in certain improper trading practices characterized as “late-day trading” and “market timing” with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, and the WVAG with respect to their separate inquires into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this Report, Strong is aware of multiple shareholder class and derivative actions (“Actions”) filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong, Strong Funds, Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed here and that the demands for relief would not materially differ from those described above. Based on available information, Strong and the Strong Funds do not currently believe that any of the pending Actions or the regulatory inquires will have a material impact on any of the Strong Funds.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of

Strong International Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Asia Pacific Fund and Strong Overseas Fund (both collectively constituting Strong International Funds, hereafter referred to as the “Funds”) at December 31, 2003, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 3, 2004

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F.Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr.Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Executive Vice President of the Advisor since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; and Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association (“FAAM”), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate Attorney at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. (“Distributor”), since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc., since December 2001; Assistant Secretary of Strong Investor Services, Inc., from December 2001 to May 2003; Secretary of Strong Investor Services, Inc., since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President of Strong Investor Services, Inc., since July 2001; Secretary of Strong Investor Services, Inc., from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES

NOTES

NOTES

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, President (effective January 2004)

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Christopher O. Petersen, Vice President and Assistant Secretary

Gilbert L. Southwell III, Assistant Secretary

John W.Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company (for the Strong Overseas Fund)

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Brown Brothers Harriman (for the Strong Asia Pacific Fund)

40 Water Street, Boston, Massachusetts 02109

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936 | Milwaukee, WI 53201

www.Strong.com

To order a free prospectus kit,

call 1-800-368-1030

To learn more about our funds, discuss an

existing account, or conduct a transaction,

call 1-800-368-3863

To receive a free copy of the policies and

procedures the funds use to determine how

to vote proxies relating to portfolio securities,

call 1-800-368-3863, or visit the Securities

and Exchange Commission’s

web site at www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT40965 02-04

AINT/WH2170 12-03

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4.	Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2003
	Audit Fees	Audit Related Fees	Tax Fees	Other Fees

Strong Asia Pacific Fund, Inc.	$15,271	$—	$7,289	$—

	2002
	Audit Fees	Audit Related Fees	Tax Fees	Other Fees

Strong Asia Pacific Fund, Inc.	$6,750	$—	$7,384	$—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be provided by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $254,000 and $266,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5 – 6. [Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	[Reserved]

Item 9.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports its files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.	Exhibits

The following exhibits are attached to this Form N-CSR:

10(a)	Code of Ethics required by Item 2 of Form N-CSR

10(b)(1)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(b)(2)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(c)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Asia Pacific Fund, Inc., on behalf of Strong Asia Pacific Fund

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: February 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: February 24, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: February 24, 2004